United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21822

(Investment Company Act File Number)

Federated Managed Pool Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/13

Date of Reporting Period: 11/30/13

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2013
Ticker	FIBPX

Federated International Bond Strategy Portfolio

A Portfolio of Federated Managed Pool Series

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Bond Strategy Portfolio (the “Fund”), based on net asset value, for the 12-month reporting period ended November 30, 2013, was -5.00%. The total return of the Barclays Emerging Markets USD Aggregate Index (BEMAI),1 the Fund's broad-based securities market index, was -3.46%, and performance of the Fund's blended benchmark (Blended Index)2 was -4.36% for the same reporting period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BEMAI or the Blended Index.
The most significant factors affecting the Fund's performance relative to the Blended Index were: (1) the effective duration3 of the portfolio which played a sizable role in the Fund's performance; (2) the allocation of the portfolio among similar securities denominated in different currencies; (3) within the emerging market allocation, the credit quality of securities held in the Fund; and (4) the selection of securities within the euro bond market (country selection).
During the reporting period, the Fund underperformed the BEMAI and the Blended Index.
MARKET OVERVIEW
During the 12-month reporting period, risk premiums in the international bond4,5 markets were governed by four pillar risks. At the forefront, the U.S. Federal Reserve (the Fed) monetary policy was the leading topic that shaped the course of international financial markets. Specifically, the prospect for moderating quantitative easing (QE) in the U.S. resonated through currency, equity and bond markets. In contrast, intensified Japanese economic stimulus was the second market staple. Third, Europe's ability to successfully navigate its way out of the financial crisis was yet another key driver to global bond markets. Finally, the reinvigoration of Chinese economic activity also left its mark on global markets.
U.S. economic statistics proved quintessential in the past 12-month reporting period. The Fed was very explicit in tying monetary guidance directly to U.S. economic data. Specifically, they fashioned U.S. employment statistics as the main fulcrum behind their policy decisions. The Fed's stance on QE was the reigning influence on both developed and emerging6 global bond markets.
A European economic recovery began to seed itself early in the reporting period and maintained an upward trajectory all the way into the close of the Fund's fiscal year. After six consecutive quarters of contraction, the seventeen nation euro area finally emerged from its record long recession. Euro-zone Gross Domestic Product expanded by 0.3%, and even beat market estimations of around 0.2% growth. On the European peripheral front, developments were largely encouraging, with all members posting improving economic trends, albeit still from depleted levels for many. To help counter the effects of rising global yields, the European Central Bank reduced key rates down to 0.50% and maintained a cautious focus on downside economic risks. After a slow start, economic data in the United Kingdom began to accelerate to the topside and exhibited signs of a strong economic recovery. Consumer confidence rose to 3.5 year highs, manufacturing to levels not seen in two years, and services reached six-year high levels. Additionally, housing prices climbed back up to seven-year-high valuations.
In late 2012, the Japanese prime minister, Shinzo Abe, instated a 2% inflation mandate for the Japanese economy, and delegated this responsibility to the Bank of Japan. The execution of this decree would be carried out with aggressive monetary stimulus, infamously dubbed “Abenomics.” This economic narrative was probably one of the biggest macro investment themes throughout the fiscal year. This regime intentionally pursued to weaken the Japanese yen in order to bolster both exports and inflation simultaneously. Consequently, the Japanese yen was the worst performing currency among the top 20 developed economies.
As the reporting year unfolded, benchmark global yields along with the U.S. dollar began to rise on the projection that the Fed would finally begin to moderate its QE. Then, just as the reporting period was drawing to a close, the Fed surprised market participants and did not taper despite a healthy upturn in economic data. Ironically, this scrutiny over QE infused the most volatility into the emerging market economies. Mirroring this assertion, emerging bond markets experienced violent swings throughout the reporting period. Apart from global macroeconomic developments, investor sentiment was also rattled by increases in political tensions in some emerging markets, primarily in emerging Europe, Latin America and Egypt.
DURATION
In magnitude of impact on overall Fund performance, duration management proved most influential. Duration detracted from performance mainly as a consequence of the excessive volatility generated by the Fed's determination to scale back QE. This had significant effect on longer duration/maturity bonds. The Fund's general shorter duration in Japan relative to the Blended Index, had a negative effect on the Fund's performance as well.
Annual Shareholder Report

CURRENCY DENOMINATION
Currency selection proved pivotal towards the overall performance of the Fund. In response to the volatility generated by U.S. QE tapering, Fund management reduced overweight allocations to higher Beta (securities/currencies with higher sensitivity to market volatility) currency denominated bonds. Chiefly, an overall underweight allocation to non-dollar denominated bonds contributed positively to performance. Moreover, given the massive easing deployed by the Bank of Japan, the Fund maintained an underweight Japanese yen exposure throughout the entire 12-month reporting period. This underweight decision generated a positive impact on Fund performance.
Credit Quality
Within the emerging market allocation, Fund management allocated more of the portfolio to investment-grade7 sovereign than high-yield bonds.8 Given their high quality, these bonds tend to be more sensitive to U.S. interest rates. As rates moved higher in the United States, investment-grade bonds underperformed high-yield bonds.
COUNTRY SELECTION
Within the developed market allocation, security selection was a positive factor to performance relative to the Blended Index during the reporting period. The Fund maintained an overweight position to European peripheral countries (Italy, Spain and Ireland) for most of the reporting period. These bond markets outperformed other European core market (Germany and Netherlands) as the European debt crises stabilized and the region began to experience moderate economic growth.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BEMAI.
2	The Blended Index is a custom blended index comprised of 50% of the BEMAI and 50% of the JPMorgan Global (ex-U.S.) Government Bond Index. Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4	International investing involves special risks including currency risk, increased volatility, political risks, and difference in auditing and other financial standards.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Prices of emerging-markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accented in emerging markets.
7	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
8	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Strategy Portfolio from December 24, 2008 (start of performance) to November 30, 2013, compared to a blend of indexes comprised of 50% of the Barclays Emerging Markets USD Aggregate Index (BEMAI) (formerly, Barclays Emerging Markets Bond Index)2 and 50% of the JPMorgan Global (ex-U.S.) Government Bond Index (JPMGXUS)2 (the “Blended Index”).2
Average Annual Total Returns for the Period Ended 11/30/2013
1 Year	(5.00)%
Start of Performance (12/24/2008)	12.92%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Growth of $10,000 as of November 30, 2013
1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The BEMAI and the JPMGXUS have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	Barclays changed the name of the “Barclays Emerging Markets Bond Index” to “Barclays Emerging Markets USD Aggregate Index.” The BEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The JPMGXUS is a broad measure of bond performance in developed countries, excluding the U.S. The indexes are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2013, the Fund's issuer country and currency exposure composition1 were as follows:
Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[3,4]
Japan	10.7%	9.8%
Brazil	8.3%	—
Russia	8.3%	—
Mexico	7.4%	0.2%
Spain	6.7%	—
Italy	6.3%	—
United Kingdom	6.3%	6.3%
France	3.9%	—
Turkey	3.4%	—
Colombia	2.2%	—
Germany	1.9%	—
Canada	1.7%	1.6%
Venezuela	1.7%	—
Indonesia	1.6%	—
United Arab Emirates	1.6%	—
Peru	1.4%	—
Philippines	1.4%	—
Qatar	1.3%	—
Belgium	1.2%	—
Uruguay	1.2%	—
Sweden	1.1%	1.1%
Argentina	1.0%	—
Thailand	0.9%	—
Singapore	0.9%	0.6%
Austria	0.8%	—
Denmark	0.8%	0.9%
Israel	0.8%	—
Australia	0.7%	0.7%
Hungary	0.7%	—
India	0.7%	—
Kazakhstan	0.7%	—
South Africa	0.7%	—
China	0.6%	—
Iceland	0.6%	—
Egypt	0.5%	—
El Salvador	0.5%	—
Armenia	0.4%	—
Jamaica	0.4%	—
Nigeria	0.4%	—
Panama	0.4%	—
Poland	0.3%	—
Bahrain	0.3%	—
Chile	0.3%	—
Dominican Republic	0.3%	—
Lithuania	0.3%	—
Morocco	0.3%	—
South Korea	0.3%	—
Bolivia	0.2%	—
Costa Rica	0.2%	—
Annual Shareholder Report

Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[3,4]
Georgia	0.2%	—
Hong Kong	0.2%	—
Sri Lanka	0.2%	—
Trinidad and Tobago	0.2%	—
Croatia	0.1%	—
Ghana	0.1%	—
Guatemala	0.1%	—
Serbia	0.1%	—
Zambia	0.1%	—
United States	—	56.1%
Euro	—	17.7%
Norway	—	0.9%
SUB-TOTAL	95.9%	95.9%
Cash Equivalents[5]	2.5%	2.5%
Other Assets and Liabilities—Net[6]	1.6%	1.6%
TOTAL	100.0%	100.0%
1	The fixed-income securities of some issuers may not be denominated in the currency of the issuer's designated country. Therefore, the two columns above “Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.
2	This column depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the company to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
3	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
4	This column depicts the Fund's exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this report includes any currency options sold by the Fund and currency forward contracts).
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2013
Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		BONDS—43.5%
		Australian Dollar—0.7%
		Sovereign—0.7%
47,000		Australia, Government of, Series 17, 5.50%, 3/1/2017	$45,723
		British Pound—6.3%
		Sovereign—6.3%
69,000		United Kingdom, Government of, 1.75%, 9/7/2022	105,431
172,500		United Kingdom, Government of, 4.75%, 3/7/2020	328,584
		TOTAL	434,015
		Canadian Dollar—1.7%
		Sovereign—1.7%
117,000		Canada, Government of, Bond, 4.00%, 6/1/2016	117,860
		Danish Krone—0.8%
		Sovereign—0.8%
300,000		Denmark, Government of, Unsecd. Deb., 2.50%, 11/15/2016	58,401
		Euro—19.9%
		Sovereign—19.9%
37,000	[1,2]	Austria, Government of, Sr. Unsecd. Note, 3.65%, 4/20/2022	57,546
60,000	[1,2]	Belgium, Government of, 2.75%, 3/28/2016	86,094
90,000		Bonos Y Oblig Del Estado, 3.25%, 4/30/2016	126,867
97,000		Bonos Y Oblig Del Estado, Sr. Unsub., 4.00%, 4/30/2020	137,320
36,000		Buoni Poliennali Del Tes, 3.50%, 12/1/2018	50,962
158,000		Buoni Poliennali Del Tes, 3.75%, 8/1/2016	226,939
113,000		Buoni Poliennali Del Tes, 4.50%, 5/1/2023	161,407
183,000		France, Government of, Bond, 3.50%, 4/25/2026	271,603
45,000		Germany, Government of, Bond, 3.25%, 7/4/2015	64,190
140,000		Spain, Government of, 3.80%, 1/31/2017	200,486
		TOTAL	1,383,414
		Japanese Yen—10.7%
		Sovereign—10.7%
20,750,000		Japan, Government of, 0.40%, 6/20/2015	203,525
20,400,000		Japan, Government of, 1.30%, 3/20/2021	212,024
31,950,000		Japan, Government of, Sr. Unsecd. Note, 1.30%, 12/20/2018	329,072
		TOTAL	744,621
		Mexican Peso—0.8%
		Sovereign—0.8%
7,000		Mex Bonos Desarr Fix Rate, 6.50%, 6/10/2021	55,562
		Norwegian Krone—0.9%
		Banking—0.9%
390,000		KFW, Foreign Gov't. Guarantee, (Series EMTN), 4.00%, 12/15/2014	65,102
		Singapore Dollar—0.6%
		Sovereign—0.6%
50,000		Singapore, Government of, Sr. Unsecd. Note, 2.50%, 6/1/2019	42,305
Annual Shareholder Report

Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		BONDS—continued
		Swedish Krona—1.1%
		Sovereign—1.1%
460,000		Sweden, Government of, 3.00%, 7/12/2016	$73,587
		TOTAL BONDS (IDENTIFIED COST $3,163,267)	3,020,590
		INVESTMENT COMPANY—54.9%
114,604	[3]	Emerging Markets Fixed Income Core Fund (IDENTIFIED COST $3,778,526)	3,804,430
		TOTAL INVESTMENTS—98.4% (IDENTIFIED COST $6,941,793)[4]	6,825,020
		OTHER ASSETS AND LIABILITIES - NET—1.6%[5]	110,727
		TOTAL NET ASSETS—100%	$6,935,747
At November 30, 2013, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/3/2013	335,000 Mexican Neuvo Peso	$25,264	$261
12/5/2013	65,538 Australian Dollar	64,383 Canadian Dollar	$(2,057)
12/5/2013	152,923 Australian Dollar	151,853 Canadian Dollar	$(5,745)
12/5/2013	216,048 Canadian Dollar	218,462 Australian Dollar	$(3,719)
12/5/2013	99,490 Canadian Dollar	114,000 New Zealand Dollar	$(1,795)
12/5/2013	131,000 Euro	212,115 New Zealand Dollar	$610
12/5/2013	132,857 Euro	1,185,232 Swedish Krona	$2,062
12/5/2013	205,000 Euro	28,135,020 Japanese Yen	$1,381
12/5/2013	12,961,720 Japanese Yen	155,000 New Zealand Dollar	$(3,207)
12/5/2013	12,820,205 Japanese Yen	155,000 New Zealand Dollar	$(1,685)
12/5/2013	28,158,595 Japanese Yen	205,000 Euro	$(2,585)
12/5/2013	8,600,000 Japanese Yen	$87,541	$(3,589)
12/5/2013	8,600,000 Japanese Yen	$87,009	$(3,059)
12/5/2013	66,429 New Zealand Dollar	5,521,343 Japanese Yen	$(1,294)
12/5/2013	106,374 New Zealand Dollar	65,500 Euro	$(2,314)
12/5/2013	88,571 New Zealand Dollar	7,387,566 Japanese Yen	$(1,927)
12/5/2013	106,722 New Zealand Dollar	65,500 Euro	$(1,303)
12/5/2013	155,000 New Zealand Dollar	12,815,555 Japanese Yen	$(961)
12/5/2013	114,000 New Zealand Dollar	99,597 Canadian Dollar	$(1,949)
12/5/2013	1,000,000 Swedish Krona	$149,535	$2,902
12/5/2013	1,186,720 Swedish Krona	132,857 Euro	$2,524
12/24/2013	25,620 Euro	$34,239	$573
12/24/2013	113,400 Euro	$153,405	$682
12/24/2013	180,600 Euro	$241,533	$3,865
12/24/2013	12,180 Euro	$16,238	$313
1/17/2014	205,000 Euro	28,597,500 Japanese Yen	$(1)
1/17/2014	28,427,350 Japanese Yen	205,000 Euro	$(748)
1/30/2014	5,545,007 Japanese Yen	365,000 Swedish Krona	$(730)
1/30/2014	4,396,125 Japanese Yen	570,000 Mexican Peso	$(578)
2/5/2014	18,663,825 Japanese Yen	140,000 Euro	$(7,664)
Annual Shareholder Report

Settlement Date	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Sold:
12/3/2013	335,000 Mexican Peso	$ 24,919	$(606)
12/5/2013	64,383 Canadian Dollar	65,538 Australian Dollar	$1,109
12/5/2013	151,853 Canadian Dollar	152,923 Australian Dollar	$2,002
12/5/2013	218,462 Australian Dollar	216,048 Canadian Dollar	$8,233
12/5/2013	114,000 New Zealand Dollar	99,490 Canadian Dollar	$2,705
12/5/2013	17,200,000 Japanese Yen	$ 176,065	$8,162
12/5/2013	499,873 Swedish Krona	$ 75,010	$(1,189)
12/5/2013	500,127 Swedish Krona	$ 75,061	$(1,177)
12/5/2013	212,115 New Zealand Dollar	131,000 Euro	$4,888
12/5/2013	1,185,232 Swedish Krona	132,857 Euro	$(2,207)
12/5/2013	28,135,020 Japanese Yen	205,000 Euro	$2,524
12/5/2013	155,000 New Zealand Dollar	12,961,720 Japanese Yen	$3,681
12/5/2013	155,000 New Zealand Dollar	12,820,205 Japanese Yen	$778
12/5/2013	205,000 Euro	28,158,595 Japanese Yen	$(1,091)
12/5/2013	5,521,343 Japanese Yen	66,429 New Zealand Dollar	$1,420
12/5/2013	65,500 Euro	106,374 New Zealand Dollar	$(177)
12/5/2013	7,387,566 Japanese Yen	88,571 New Zealand Dollar	$1,843
12/5/2013	65,500 Euro	106,722 New Zealand Dollar	$(905)
12/5/2013	12,815,555 Japanese Yen	155,000 New Zealand Dollar	$1,914
12/5/2013	99,597 Canadian Dollar	114,000 New Zealand Dollar	$938
12/5/2013	132,857 Euro	1,186,720 Swedish Krona	$(2,151)
12/24/2013	21,000 Euro	$ 28,215	$(320)
12/24/2013	310,800 Euro	$ 415,412	$(6,900)
1/17/2014	28,597,500 Japanese Yen	205,000 Euro	$(695)
1/17/2014	205,000 Euro	28,427,350 Japanese Yen	$(218)
1/30/2014	365,000 Swedish Krona	5,545,007 Japanese Yen	$(694)
1/30/2014	570,000 Mexican Peso	4,396,125 Japanese Yen	$274
2/5/2014	140,000 Euro	18,663,825 Japanese Yen	$(310)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$(9,906)
Net Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2013, these liquid restricted securities amounted to $143,640, which represented 2.1% of total net assets.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2013, these liquid restricted securities amounted to $143,640, which represented 2.1% of total net assets.
3	Affiliated holding.
4	The cost of investments for federal tax purposes amounts to $6,998,224.
5	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2013.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2013, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies[1]	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$—	$3,020,590	$—	$3,020,590
Investment Company	3,804,430	—	—	3,804,430
TOTAL SECURITIES	$3,804,430	$3,020,590	$—	$6,825,020
OTHER FINANCIAL INSTRUMENTS[2]	$—	$(9,906)	$—	$(9,906)
1	Emerging Markets Fixed Income Core Fund is an affiliated holding offered only to registered investment companies and other accredited investors.
2	Other financial instruments include foreign exchange contracts.
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2009[1]
	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.51	$15.67	$15.00	$14.56	$10.00
Income From Investment Operations:
Net investment income[2]	0.59	0.63	0.67	0.86	0.93
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.37)	1.14	0.57	0.26	3.65
TOTAL FROM INVESTMENT OPERATIONS	(0.78)	1.77	1.24	1.12	4.58
Less Distributions:
Distributions from net investment income	(0.62)	(0.85)	(0.48)	(0.48)	(0.02)
Distributions from net realized gain on investments and foreign currency transactions	(0.15)	(0.08)	(0.09)	(0.20)	—
TOTAL DISTRIBUTIONS	(0.77)	(0.93)	(0.57)	(0.68)	(0.02)
Net Asset Value, End of Period	$14.96	$16.51	$15.67	$15.00	$14.56
Total Return[3]	(5.00)%	11.95%	8.56%	8.11%	45.94%
Ratios to Average Net Assets:
Net expenses[4]	0.00%	0.00%	0.00%	0.00%	0.00%[5]
Net investment income	3.93%	4.04%	4.38%	5.97%	7.50%[5]
Expense waiver/reimbursement[6]	3.21%	6.55%	8.23%	10.50%	62.02%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,936	$6,570	$4,314	$4,501	$1,369
Portfolio turnover	19%	20%	37%	24%	62%
1	Reflects operations for the period from December 24, 2008 (date of initial investment) to November 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	See Note 5, Investment Adviser Fee and Other Transactions with Affiliates.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2013
Assets:
Total investment in securities, at value including $3,804,430 of investment in an affiliated holding (Note 5) (identified cost $6,941,793)		$6,825,020
Cash		77,497
Cash denominated in foreign currencies (identified cost $62,446)		62,917
Unrealized appreciation on foreign exchange contracts		55,644
Income receivable		38,320
Receivable for shares sold		30,010
TOTAL ASSETS		7,089,408
Liabilities:
Unrealized depreciation on foreign exchange contracts	$65,550
Payable for portfolio accounting fees	49,274
Payable for auditing fees	25,950
Payable for insurance premiums (Note 5)	3,927
Payable to adviser (Note 5)	1,173
Payable for transfer agent fee	891
Payable for Directors'/Trustees' fees (Note 5)	231
Accrued expenses (Note 5)	6,665
TOTAL LIABILITIES		153,661
Net assets for 463,534 shares outstanding		$6,935,747
Net Assets Consists of:
Paid-in capital		$6,952,611
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(126,191)
Accumulated net realized loss on investments and foreign currency transactions		(136,424)
Undistributed net investment income		245,751
TOTAL NET ASSETS		$6,935,747
Net Asset Value, Offering Price and Redemption Proceeds Per Share
$6,935,747/463,534 shares outstanding, no par value, unlimited share authorized		$14.96
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2013
Investment Income:
Investment income allocated from affiliated partnership (Note 5)		$199,947
Interest		59,709
TOTAL INCOME		259,656
Expenses:
Administrative fee (Note 5)	$5,161
Custodian fees	5,559
Transfer agent fees	2,350
Directors'/Trustees' fees (Note 5)	1,617
Auditing fees	27,450
Legal fees	8,531
Portfolio accounting fees	118,367
Share registration costs	24,913
Printing and postage	13,263
Insurance premiums (Note 5)	4,052
Miscellaneous (Note 5)	908
TOTAL EXPENSES	212,171
Reimbursement (Note 5)
Reimbursement of other operating expenses	(212,171)
Net expenses		—
Net investment income		259,656
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(39,610)
Net realized loss on investments and foreign currency transactions allocated from affiliated partnership (Note 5)		(8,727)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(531,395)
Net realized and unrealized loss on investments and foreign currency transactions		(579,732)
Change in net assets resulting from operations		$(320,076)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income	$259,656	$194,843
Net realized gain (loss) on investments, including allocation from affiliated partnership and foreign currency transactions	(48,337)	85,858
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(531,395)	245,774
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(320,076)	526,475
Distribution to Shareholders:
Distributions from net investment income	(247,720)	(237,489)
Distributions from net realized gain on investments and foreign currency transactions	(59,365)	(23,194)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(307,085)	(260,683)
Share Transactions:
Proceeds from sale of shares	1,818,370	2,524,385
Cost of shares redeemed	(825,291)	(534,442)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	993,079	1,989,943
Change in net assets	365,918	2,255,735
Net Assets:
Beginning of period	6,569,829	4,314,094
End of period (including undistributed net investment income of $245,751 and $202,660, respectively)	$6,935,747	$6,569,829
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2013
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated International Bond Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to achieve a total return on its assets.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Foreign dividends are recorded on the ex-dividend date or when the fund is informed of the ex-dividend date. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records its daily proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, though a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $20,939 and $29,231, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to increase return and manage market risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/ purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2013, the Fund had no outstanding purchased or written options contracts.
The average notional amount of purchased options held by the Fund throughout the period was $74. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$55,644	Unrealized depreciation on foreign exchange contracts	$65,550
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2013
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Option Contracts	Forward Currency Contracts	Total
Foreign exchange contracts	$(10,356)	$(51,260)	$(61,616)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$536
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended November 30	2013	2012
Shares sold	120,135	157,473
Shares redeemed	(54,611)	(34,737)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	65,524	122,736
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, partnership income reclassifications and foreign currency transactions.
For the year ended November 30, 2013, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$31,155	$(31,155)
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2013 and 2012, was as follows:
	2013	2012
Ordinary income[1]	$260,820	$ 237,489
Long-term capital gains	$46,265	$ 23,194
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$ 245,751
Undistributed long-term capital losses	$ (89,899)
Net unrealized depreciation	$ (172,716)
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for partnership adjustments and discount accretion/premium amortization on debt securities.
At November 30, 2013, the cost of investments for federal tax purposes was $6,998,224. The net unrealized depreciation of investments for federal tax purposes was $173,204. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $124,678 and net unrealized depreciation from investments for those securities having an excess of cost over value of $297,882.
At November 30, 2013, the Fund had a capital loss carryforward of $89,899 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its charter as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforward and expiration year:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$56,420	$33,479	$89,899
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee, because all eligible investors are: (1) in separately managed or wrap-free programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-free programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund. For the year ended November 30, 2013 the Adviser reimbursed $212,171 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2013, the fee paid to FAS was 0.078% of average daily net assets of the Fund. Fees paid to FAS by the Fund were reimbursed by the Adviser.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions involving the affiliated holding during the year ended November 30, 2013, were as follows:
Emerging Markets Fixed Income Core Fund
Balance of Shares Held 11/30/2012	103,339
Purchases/Additions	23,254
Sales/Reductions	11,989
Balance of Shares Held 11/30/2013	114,604
Value	$3,804,430
Income Allocated	$199,947
Additionally, as reflected above in Note 2 under Investment Income, Gains and Losses, Expenses and Distributions, the Fund invests in EMCORE, a portfolio of Federated Core Trust II, L.P. (Core Trust II), which is managed by Federated Investment Counseling, an affiliate of the Adviser. Core Trust II is a limited partnership registered under the Act, available only to registered investment companies and other institutional investors. The primary investment objective of EMCORE is to achieve a total return on its assets. Its secondary investment objective is to achieve a high level of income. It pursues these objectives by investing primarily in a portfolio of emerging market fixed-income securities. Federated Investors, Inc. receives no advisory or administrative fees from Core Trust II. The performance of the Fund is directly affected by the performance of Core Trust II. A copy of Core Trust II's financial statements are available on the Edgar Database on the SEC's website or upon request from the Fund.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2013 were as follows:
Purchases	$ 2,158,114
Sales	$ 1,217,568
7. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2013, there were no outstanding loans. During the year ended November 30, 2013, the program was not utilized.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2013, there were no outstanding loans. During the year ended November 30, 2013, the Fund did not utilize the LOC.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2013, the amount of long-term capital gains designated by the Fund was $46,265.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trusteeS OF Federated managed pool series AND SHAREHOLDERS OF federated INTERNATIONAL bond Strategy portfolio:
We have audited the accompanying statement of assets and liabilities of Federated International Bond Strategy Portfolio (the “Fund”) (one of the portfolios constituting Federated Managed Pool Series), including the portfolio of investments, as of November 30, 2013, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Bond Strategy Portfolio, a portfolio of Federated Managed Pool Series, at November 30, 2013, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicted therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2014
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2013	Ending Account Value 11/30/2013	Expenses Paid During Period[1]
Actual	$1,000	$997.30	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.07	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). Federated Investment Management Company, the Adviser, has contractually agreed to reimburse all operating expenses excluding extraordinary expenses, incurred by the Fund. This agreement has no fixed term.
Annual Shareholder Report

Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Managed Pool Series (the “Trust”), of which the Fund is a portfolio, was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 11,887,923.237 total outstanding shares of the Trust.
The following item was considered by shareholders of the Trust and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Trustees of the Trust:1
Name	For	Withheld
John T. Collins	7,690,221.700	4,178,181.407
Maureen Lally-Green	7,690,221.700	4,178,181.407
Thomas M. O'Neill	7,690,221.700	4,178,181.407
P. Jerome Richey	7,690,221.700	4,178,181.407
1	The following Trustees continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised four portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Trustee
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 2005	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: November 2005	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: October 2005	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: October 2005	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: October 2005	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Officer since: June 2012 Portfolio Manager since: December 2008	Principal Occupations: Ihab Salib has been a Portfolio Manager of the Fund since December 2008. He is Vice President of the Trust with respect to the Fund. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2013
Federated International Bond Strategy Portfolio (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory contract for an additional one-year period. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it: is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs or certain other discretionary investment accounts; and may also be offered to other Federated funds. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.
The Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance, and comments on the reasons for performance; the Fund's investment objectives; the Fund's overall expense structure; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including
Annual Shareholder Report

communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Fund's performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Board was informed by the Adviser that, for the periods covered by the Evaluation, the Fund outperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period.
Because the Adviser does not charge the Fund an investment advisory fee, the Fund's Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive non-advisory fees and/or reimburse other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. These materials are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Confidential Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated International Bond Strategy Portfolio
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P308
41523 (1/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $102,100

Fiscal year ended 2012 - $99,300

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $145

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2013 - $110,369

Fiscal year ended 2012 - $299,003

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Managed Pool Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 24, 2014

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 24, 2014